SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive  Additional Materials
[_]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          BENTLEY PHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]     No fee required

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

                1) Title of each class of securities to which transaction applies:

                2) Aggregate number of securities to which transaction applies:

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                4)      Proposed maximum aggregate value of transaction:

                5)      Total fee paid:

        [_]     Fee paid previously with preliminary materials.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)      Amount Previously Paid:

                2)      Form, Schedule or Registration Statement No.:

                3)      Filing Party:

                4)      Date Filed:

                          BENTLEY PHARMACEUTICALS, INC.
                                ONE URBAN CENTRE
                                    SUITE 548
                             4830 WEST KENNEDY BLVD.
                              TAMPA, FLORIDA 33609



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 6, 1997


                                                                  Tampa, Florida
                                                                     May 2, 1997
To the Stockholders of
Bentley Pharmaceuticals, Inc.

        NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Florida corporation (the "Company"), will be held on Friday, June 6, 1997 at 9:00 a.m., local time at The Princeton Club, 15 West 43rd Street, New York, New York 10036 for the purpose of considering and acting upon the following matters:

        (1) The election of two Class I Directors to serve until the 2000 Annual Meeting of Stockholders or until the election and qualification of their respective successors;

        (2) A proposal to adopt amendments to the Company's 1991 Stock Option Plan (the "1991 Plan") to increase the number of shares of Common Stock for which options may be granted under the 1991 Plan from 240,000 to 500,000 and to eliminate the Non-Employee Director formula option grants and certain provisions relating thereto currently set forth in the 1991 Plan; and

        (3) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on May 5, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

        You are cordially invited to attend the Meeting. Whether or not it is your intention to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. This solicitation is being made on behalf of the Company's Board of Directors.

                                              By Order of the Board of Directors




                                              MICHAEL D. PRICE
                                              Secretary

                          BENTLEY PHARMACEUTICALS, INC.
                                One Urban Centre
                                    Suite 548
                             4830 West Kennedy Blvd.
                              Tampa, Florida 33609



                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders

                                  June 6, 1997



           This Proxy Statement, to be mailed to stockholders on or about May 8, 1997, is furnished in connection with the solicitation by the Board of Directors of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on June 6, 1997 at 9:00 a.m., local time at The Princeton Club, 15 West 43rd Street, New York, New York 10036 and at any adjournments or postponements thereof (the "Meeting").

           All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as Directors and for the proposal to amend the Company's 1991 Plan. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, One Urban Centre, Suite 548, 4830 West Kennedy Blvd., Tampa, Florida 33609, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

           Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on May 5, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 3,348,195 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors and the affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendments to the Company's 1991 Plan. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth information as of April 25, 1997 as to
(i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's Common Stock beneficially owned by all Executive Officers and Directors of the Company as a group.

                                              AMOUNT AND
                                              NATURE OF
                                              BENEFICIAL             PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER:         OWNERSHIP (1)          OF CLASS
-------------------------------------         -------------          --------

Richard C. Perry                              2,650,000(2)             45.70%
2635 Century Parkway, N.E
Suite 1000
Atlanta, GA 30345

Light Associates                                550,594(3)             14.89%
1031 Rosewood Way
Alameda, California 94501

All current Executive Officers and              695,114(4)             17.22%
Directors as a group (6 persons)

-----------------------
(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 2,000,000 shares which Mr. Perry has the right to acquire pursuant to presently exercisable stock purchase warrants and 450,000 shares which Mr. Perry has the right to receive upon the conversion of 12% Convertible Senior Subordinated Debentures.

(3) As reported in the Light Associates Schedule 13-D (Amendment No. 7) dated November 18, 1996. Includes 350,000 shares which Mr. Light has the right to acquire pursuant to presently exercisable stock purchase warrants.

(4) Includes 669,599 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options and 14,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock purchase warrants (the "Warrants") and 5,600 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire upon the conversion of 12% Convertible Senior Subordinated Debentures (the "Debentures"), which Warrants and Debentures were purchased in the 1996 public offering.

                        SECURITY OWNERSHIP OF MANAGEMENT


           The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of April 25, 1997 as to (i) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current Executive Officers and Directors as a group.

                                       AMOUNT AND NATURE OF            PERCENT
NAME                                   BENEFICIAL OWNERSHIP(1)         OF CLASS
----                                   -----------------------         --------

James R. Murphy                              259,287(2)                  7.19%
Chairman of the Board, President,
Chief Executive Officer and Director

Robert M. Stote, M.D                         253,466(3)                  7.04%
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                             167,636(4)                  4.77%
Vice President, Chief
Financial Officer, Secretary,
Treasurer and Director

Randolph W. Arnegger                           3,413(5)                      *
Director

Charles L. Bolling                             7,800(6)                      *
Director

Doris E. Wardell                               3,512(7)                      *
Director

Ehud D. Laska                                 45,000(8)                  1.34%
Nominee for Director

All current Executive Officers
and Directors as a group (6 persons)         695,114(9)                 17.22%
-----------------

*     Less than one percent

(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 1,000 shares of Common Stock owned by Mr. Murphy's son as to which Mr. Murphy disclaims beneficial ownership. Also, includes 253,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options and 3,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock purchase warrants (the "Warrants") and 1,200 shares of Common Stock which Mr. Murphy has a right to acquire upon the conversion of 12% Convertible

               (Footnote explanations continue on following page)

      Senior Subordinated Debentures (the "Debentures"), which Warrants and Debentures were purchased in the 1996 public offering.

(3) Includes 239,166 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options and 10,000 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock purchase warrants (the "Warrants") and 4,000 shares of Common Stock which Dr. Stote has a right to acquire upon the conversion of 12% Convertible Senior Subordinated Debentures (the "Debentures"), which Warrants and Debentures were purchased in the 1996 public offering.

(4) Includes 101 shares of Common Stock owned by Mr. Price's son as to which Mr. Price disclaims beneficial ownership. Also includes 165,833 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options and 1,000 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock purchase warrants (the "Warrants") and 400 shares of Common Stock which Mr. Price has a right to acquire upon the conversion of 12% Convertible Senior Subordinated Debentures (the "Debentures"), which Warrants and Debentures were purchased in the 1996 public offering.

(5) Includes 2,600 shares of Common Stock which Mr. Arnegger has the right to acquire pursuant to presently exercisable stock options.

(6) Includes 6,000 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options.

(7) Includes 3,000 shares of Common Stock which Mrs. Wardell has the right to acquire pursuant to presently exercisable stock options.

(8) Represents shares of Common Stock owned by Coleman and Company Securities, Inc. of which Mr. Laska serves as Chairman.

(9) Includes 669,599 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options and 14,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock purchase warrants (the "Warrants") and 5,600 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire upon the conversion of 12% Convertible Senior Subordinated Debentures (the "Debentures"), which Warrants and Debentures were purchased in the 1996 public offering.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees below are being presented for election as Class I Directors to hold office until the 2000 Annual Meeting of Stockholders. The term of each Class II Director is to expire at the 1998 Annual Meeting of Stockholders and the term of each Class III Director is to expire at the 1999 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the person listed under the heading "Nominees" below as Directors. The nominees have indicated to the Company their availability for election. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for a substitute. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

           The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.

                                                        CLASS
                                                        OF          YEAR
                              POSITIONS WITH            DIRECTOR    FIRST
                              THE COMPANY               (UPON       BECAME
NAME                   AGE    PRESENTLY HELD            ELECTION)   DIRECTOR
----                   ---    --------------            ---------   --------
Nominees:

Ehud D. Laska          47     Nominee for Director         I        _

Michael D. Price       39     Vice President, Chief        I        1995 (as
                              Financial Officer,                    a Class II
                              Secretary, Treasurer                  Director)
                              and Director

DIRECTORS WHOSE TERMS OF OFFICE
CONTINUE AFTER THE MEETING:

Randolph W. Arnegger  52     Director                     II       1994

Charles L. Bolling    73     Director                     II       1991

James R. Murphy       47     Chairman of the Board,       III      1993
                             President, Chief Executive
                             Officer and Director

Robert M. Stote, M.D. 57     Senior Vice President,       III      1993
                             Chief Science Officer and
                             Director

BACKGROUND OF NOMINEES

           EHUD D. LASKA is the Chairman of Coleman and Company Securities, Inc., a New York Stock Exchange member investment bank. Mr. Laska is also a founding partner of InterBank/Birchall Acquisition Partners, LLC. Through these firms, Mr. Laska specializes in building up companies through same industry consolidation and acquisitions. From August 1994 to February 1996, Mr. Laska served as a managing director at the investment banking firm of Continuum Capital, Inc. While serving as a Managing Director with Tallwood Associates, Inc., a boutique investment banking firm, from May 1992 to August 1994, Mr. Laska founded the Private Equity Finance Group, which merged with Continuum Capital, Inc, in August 1994. Prior to May 1992, Mr. Laska was an investment banker with Laidlaw Equities.

           MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively. He has served the Company in other capacities since March 1992. Prior to joining the Company, Mr. Price was employed as a financial and management consultant with Carr Financial Group in Tampa, Florida from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc., a real estate developer in Tampa, Florida from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse in Tampa, Florida from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant in the State of Florida.

BACKGROUND OF CONTINUING DIRECTORS

           RANDOLPH W. ARNEGGER is the President of Vantage Point Marketing, a developer and producer of continuing medical education programs, medically oriented direct mail programs, and medical convention programs, a position he has held since 1986. Prior thereto, Mr. Arnegger served as Vice President of Account Services for Curtin & Pease/Peneco, a national direct mail firm, and Vice President for Pro Clinica, a medical advertising agency in New York.

           CHARLES L. BOLLING served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at Smith Kline & French Laboratories. Mr. Bolling has been retired since 1986.

           JAMES R. MURPHY became President and Chief Operating Officer of the Company on September 7, 1994, was named Chief Executive Officer effective January 1, 1995 and became Chairman of the Board on June 9, 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business
Development at MacroChem Corporation, a publicly owned pharmaceutical company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a Consultant to the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in basic pharmaceutical research and product development with SmithKline Corporation and in business development with contract research laboratories. Mr. Murphy received a B.A. in Biology from Millersville University.

           ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving as Senior Vice President and Medical Director, Worldwide Medical Affairs from 1989 to 1992, and Vice President-Clinical Pharmacology-Worldwide from 1987 to 1989. From 1984 to 1987 Dr.

Stote was Vice President-Phase I Clinical Research, North America. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote received a B.S. in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

           The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the growth of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Company's Compensation Committee administers the Company's 1991 Stock Option Plan and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers. The Audit Committee consists of Messrs. Arnegger and Bolling. The Compensation Committee consists of Mrs. Wardell and Messrs. Arnegger and Bolling.

           During the Company's last fiscal year ended December 31, 1996, the Board of Directors held five meetings, the Audit Committee held two meetings and the Compensation Committee held three meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he or she served as a Director in the fiscal year ended December 31, 1996 and meetings of each Committee on which such Director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The members of the Compensation Committee during 1996 were Mrs. Wardell and Messrs. Arnegger and Bolling, all of whom are non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

           The Company pays non-employee Director fees equal to $12,000 per year for attendance at meetings and reimburses expenses incurred in attending meetings. Total non-employee Director fee payments during the year ended December 31, 1996 were $54,000 (including $24,000 earned in 1995) and expenses incurred by non-employee Directors in attending meetings which were reimbursed by the Company totaled $2,743. In addition, options to purchase 1,000 shares of Common Stock are automatically granted to each non-employee Director upon his or her election or reelection to the Board for each year of the term for which he or she is elected. The options vest as to 1,000 shares at the end of each year of such term. During the year ended December 31, 1996, no non-employee Directors were elected to the Board and, accordingly, the Company granted no such options to the individuals who served as non-employee Directors during such fiscal year.

           Non-employee Directors who serve on committees of the Company's Board of Directors are awarded 200 shares of Common Stock annually. During the fiscal year ended December 31, 1996, 600 shares of Common Stock were granted to non-employee Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

           The following table sets forth the total compensation paid to or accrued by the Company for the account of the current Chief Executive Officer and the executive officers at December 31, 1996 whose total cash compensation for the year ended December 31, 1996 exceeded $100,000.

                                                                                           LONG-TERM COMPENSATION
                                                                     --------------------------------------------------------
                                         ANNUAL COMPENSATION                        AWARDS                     PAYOUTS
                                  --------------------------------   -----------------------------------  -------------------
                                                                                             SECURITIES
NAME AND PRINCIPAL                                                   OTHER     RESTRICTED    UNDERLYING   LTIP       ALL
------------------                                                   ANNUAL    STOCK         OPTIONS/     PAYOUTS    OTHER
POSITION                           YEAR        SALARY($)  BONUS($)   COMP.($)  AWARDS($)     SARS(#)       ($)       COMP.(1)
----------                        ------       ---------  --------   --------  ---------     ------       -----      --------
James R. Murphy (2)             Y/E 12/31/96   $235,833   $ 20,000      --          --        600,000       --      $  4,750
Chairman of the Board,          Y/E 12/31/95   $187,500       --        --          --         50,000       --      $  4,620
President, Chief Executive      Y/E 12/31/94   $ 55,903       --        --        $ 685         --          --      $ 12,000
Officer and Director

Robert M. Stote (3)             Y/E 12/31/96   $220,417       --        --          --        500,000       --      $  4,750
Senior Vice President,          Y/E 12/31/95   $203,750       --        --          --         37,500       --      $  4,620
Chief Science Officer           Y/E 12/31/94   $200,000       --        --          --           --         --          --
and Director

Michael D. Price (4)            Y/E 12/31/96   $122,500   $ 10,000      --          --        400,000       --      $  4,750
Vice President, Chief           Y/E 12/31/95   $114,808       --        --          --         22,500       --      $  4,620
Financial Officer, Treasurer,   Y/E 12/31/94   $100,000       --        --          --           --         --          --
Secretary and Director

-------------------------
(1) The value of perquisites provided to the named executive officers did not exceed 10% of total compensation in any case.

(2) Mr. Murphy, Chairman, President and Chief Executive Officer, has been employed by the Company since September 1994. Mr. Murphy's annual salary is currently $245,000. During the year ended December 31, 1996, Mr. Murphy was awarded ten-year stock options to purchase 600,000 shares of common stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the year ended December 31, 1995, Mr. Murphy was awarded stock options to purchase 50,000 shares of Common Stock at $3.75 per share, 50% of which vested on June 12, 1996 and the balance of which vest on June 12, 1997. During the years ended December 31, 1996 and 1995, the Company provided to Mr. Murphy matching funds totaling $4,750 and $4,620, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan"). During the year ended December 31, 1994, Mr. Murphy was reimbursed $12,000 for costs related to his relocation upon accepting employment with the Company. During the year ended December 31, 1994, Mr. Murphy was awarded stock options to purchase 2,000 shares of Common Stock at $11.25 per share upon his election to the Board of Directors on June 9, 1994. Of these options, 1,000 options vested on June 9, 1995 and the remaining 1,000 options vested on June 9, 1996. Prior to becoming an Executive Officer, in his capacity as an outside Director, Mr. Murphy was awarded 137 shares of Common Stock for services rendered in 1994 as a member of a Committee of the Board of Directors.

(3) Dr. Stote, Senior Vice President and Chief Science Officer, has been employed by the Company since March 1992. Dr. Stote's annual salary is currently $225,000. During the year ended December 31, 1996, Dr. Stote

               (Footnote explanations continue on following page) was awarded ten-year stock options to purchase 500,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the year ended December 31, 1995, Dr. Stote was awarded stock options to purchase 37,500 shares of Common Stock at $3.75 per share, 50% of which vested on June 12, 1996 and balance of which vest on June 12, 1997. During the years ended December 31, 1996 and 1995, the Company provided to Dr. Stote matching funds totaling $4,750 and $4,620, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

(4) Mr. Price, Vice President, Chief Financial Officer, Secretary, and Treasurer has been employed by the Company since March 1992. Mr. Price's annual salary is currently $125,000. During the year ended December 31, 1996, Mr. Price was awarded ten-year stock options to purchase 400,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the year ended December 31, 1995, Mr. Price was awarded stock options to purchase 22,500 shares of Common Stock at $3.75 per share, 50% of which vested on June 12, 1996 and the balance of which vest on June 12, 1997. During the years ended December 31, 1996 and 1995, the Company provided to Mr. Price matching funds totaling $4,750 and $4,620, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

OPTION/SAR GRANTS IN LAST FISCAL YEAR

           The following table sets forth the details of options granted to the individuals listed in the Summary Compensation table during the year ended December 31, 1996. No stock appreciation rights have been granted to date.

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                                                                                         STOCK PRICE
                                                                                       APPRECIATION FOR
                                             INDIVIDUAL GRANTS                              OPTION
                                             -----------------                              ------
                           NUMBER OF    % OF TOTAL
                           SECURITIES   OPTIONS/SARS   EXERCISE
                           UNDERLYING   GRANTED TO     OR BASE
                           OPTIONS      EMPLOYEES IN   PRICE            EXPIRATION
NAME                       GRANTED(#)   FISCAL YEAR    ($/SHARE)        DATE          5%($)        10%($)
----                       ----------   -----------    ---------        ----          -----        ------
James R. Murphy (1)         600,000        39.4%       $2.89-$4.73      4/19/06     $396,400    $1,824,800
Robert M. Stote, M.D. (2)   500,000        32.9%       $2.89-$4.73      4/19/06     $330,333    $1,520,666
Michael D. Price (3)        400,000        26.3%       $2.89-$4.73      4/19/06     $264,267    $1,216,533

-----------------------------------------

(1) During the year ended December 31, 1996, Mr. Murphy was awarded ten-year stock options to purchase 600,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals

               (Footnote explanations continue on following page) or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days.

(2) During the year ended December 31, 1996, Dr. Stote was awarded ten-year stock options to purchase 500,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days.

(3) During the year ended December 31, 1996, Mr. Price was awarded ten-year stock options to purchase 400,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

           The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1996 by, and the number and value at December 31, 1996 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.


                                                            NUMBER OF
                                                            SECURITIES               VALUE OF
                                                            UNDERLYING               UNEXERCISED
                                                            UNEXERCISED             IN-THE-MONEY
                                                          OPTIONS/SARS AT         OPTIONS/SARS AT
                            SHARES                        FY-END(# SHARES)          FY-END($)
                           ACQUIRED         VALUE          EXERCISABLE/            EXERCISABLE/
 NAME                    ON EXERCISE(#)   REALIZED($)     UNEXERCISABLE           UNEXERCISABLE (1)
 ----                    --------------   -----------     -------------           -----------------
James R. Murphy                -             -           228,000/425,000           -0- / -0-
Robert M. Stote, M.D           -             -           220,416/325,084           -0- / -0-
Michael D. Price               -             -           154,583/278,167           -0- / -0-

-------------------------

(1) Represents the closing price of the Company's Common Stock on the American Stock Exchange on December 31, 1996 minus the respective exercise prices.

EMPLOYMENT AGREEMENTS

           Mr. James R. Murphy, Chairman of the Board, President and Chief Executive Officer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expires on June 12, 1998. Under the terms of this agreement as amended on September 16, 1996, Mr. Murphy's annual base salary is $245,000. The agreement with Mr. Murphy also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Mr. Murphy will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

           Dr. Robert M. Stote, Senior Vice President and Chief Science Officer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expires on June 12, 1998. Under the terms of this agreement as amended on September 16, 1996, Dr. Stote's annual base salary is $225,000. The agreement with Dr. Stote also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Dr. Stote will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

           Mr. Michael D. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expires on June 12, 1998. Under the terms of this agreement as amended on April 1, 1996, Mr. Price's annual base salary is $125,000. The agreement with Mr. Price also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Mr. Price will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

           Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Pacific Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during the year ended December 31, 1996, all Section 16(a) filing requirements have been satisfied.

1991 STOCK OPTION PLAN

           The Company's 1991 Stock Option Plan (the "1991 Plan") was unanimously adopted by the Board of Directors on September 30, 1991, approved by the Stockholders at the December 1991 Annual Meeting of Stockholders and amended to increase the number of shares available under the plan to an aggregate of 240,000 by the Stockholders at the February 1993 and June 1994 Annual Meetings of Stockholders. The purpose of the 1991 Plan is to promote the interests of the Company in attracting and retaining employees (including Officers) and experienced and knowledgeable non-employee Directors for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

PERFORMANCE OPTIONS

           On April 19, 1996, the Board of Directors, with Messrs. Murphy, Stote, M.D. and Price abstaining from the vote, granted 600,000, 500,000 and 400,000 non-qualified, performance vesting stock options (the "Performance Options") to each of Mr. Murphy, Dr. Stote and Mr. Price, respectively, subject to stockholder approval. The Performance Options were approved by the stockholders at the 1996 Annual Stockholders Meeting on June 14, 1996.

           The Performance Options are exercisable for a term of ten years, of which one-third of such options vested and became exercisable when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days (110% of the closing price on April 19, 1996); one-third when the closing price equals or exceeds the the exercise price of $3.68 for twenty consecutive trading days (140% of the closing price on April 19, 1996); and one-third when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days (180% of the closing price on April 19, 1996).

           The option exercise price may be paid in cash, by check or by any other form of consideration permitted by law. Additionally, Mr. Murphy, Dr. Stote and Mr. Price were granted certain registration rights with respect to the shares of Common Stock issuable upon exercise of such options. No additional options will be granted to Mr. Murphy, Dr. Stote or Mr. Price until April 19, 1999.

           In the event that the number of outstanding shares of Common Stock is increased or decreased or changed into a different number or kind of shares or securities by reason of any merger, share exchange, consolidation, reorganization, recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, an adjustment will be made to the remaining outstanding options so that the proportional interest of Mr. Murphy, Dr. Stote and Mr. Price after such an event will be, to the extent practicable, the same as before the event.

401(k) RETIREMENT PLAN

           The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% to 15% of their respective total annual income from the Company, subject to maximum aggregate annual contribution imposed by the Internal Revenue Code of 1986 as amended. All full-time employees who have worked for the Company for at least six months are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Cash contributions are fully vested and nonforfeitable. The Company made matching contributions to the 401(k) Plan for the 1996 fiscal year in the amount of $25,500, and is continuing to match 50% of each eligible employee's contribution in 1997.

COMPENSATION COMMITTEE REPORT

           The Compensation Committee of the Board of Directors, which is comprised of three non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other employees whose annual compensation exceeds $50,000. The compensation levels of such officers, Directors and employees are subject to the approval of the Board of Directors.

           The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

           The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on job security and recognize that by offering executives protection against job loss, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies to relocate with the Company in Florida. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the compensation for Mr. Murphy, who serves as Chief Executive Officer.

           The Compensation Committee considers, among other things, the performance of the Company, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation Committee also considered independent surveys of executive compensation of similarly situated companies.

           Compensation through the periodic grant of stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

           The Compensation Committee recognizes the significant improvement in operating results and reduced losses in 1996. Although the extraordinary individual contributions of each executive officer must be recognized when appropriate, it can be expected that any future substantial increases in executive compensation will be based upon the satisfaction of pre-established individual objectives, corporate milestones and financial performance of the Company.

COMPENSATION COMMITTEE
----------------------
Doris E. Wardell
Randolph W. Arnegger
Charles L. Bolling

COMMON STOCK PERFORMANCE

           The graph presented below compares the cumulative total shareholder return on the Company's Common Stock for the five years ended December 31, 1996 with the cumulative total shareholder return for such period reflected in the Standard and Poor's (S&P) 500 Stock Index and in two different peer group indexes. The Company has elected to change the peer group to which its stock's performance is compared from the peer group reflected in last year's Proxy Statement. Accordingly, the graph presented below includes comparisons with both last year's peer group index of two competing pharmaceutical companies (Cytogen Corp. and RIBI Immunochem Research Inc.) and the new peer group index of four (of which only three have comparative data to date) competing pharmaceutical companies (Andrx Corp., Biovail Corp. International, Noven Pharmaceuticals Inc. and Theratech Inc. Utah). The Company has elected to change the peer group as it believes the companies included in the new peer group are more reflective of the Company's business and therefore provide a more meaningful comparison of stock performance. The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the companies in the two peer groups at the market close on December 31, 1991 and (ii) the reinvestment of all dividends.

                              [GRAPH APPEARS HERE]

                                      ANNUAL RETURN PERCENTAGE
                                            Years Ending

Company Name / Index        Dec92     Dec93     Dec94     Dec95     Dec96
--------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS     -68.15    -60.00    -80.00    -55.00     16.67
S&P 500 INDEX                 7.62     10.08      1.32     37.58     22.96
OLD PEER GROUP               17.30    -56.39    -44.72     35.19     -8.37
NEW PEER GROUP               90.74      4.74    -23.16    157.26      6.82


                                                     INDEXED RETURNS
                              Base                     Years Ending
                             Period
Company Name / Index         Dec91     #VALUE!   #VALUE!   #VALUE!   #VALUE!   #VALUE!
--------------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS       100        31.85     12.74      2.55      1.15      1.34
S&P 500 INDEX                 100       107.62    118.46    120.03    165.13    203.05
OLD PEER GROUP                100       117.30     51.16     28.28     38.23     35.03
NEW PEER GROUP                100       190.74    199.78    153.51    394.91    421.85





Old Peer Group Companies            New Peer Group Companies
--------------------------------------------------------------------------------
CYTOGEN CORP                    ANDRX CORP - NOT INCLUDED IN ANY YEAR
RIBI IMMUNOCHEM RESEARCH INC    BIOVAIL CORP INTERNATIONAL - INCLUDED FROM 1995
                                 FORWARD
                                NOVEN PHARMACEUTICALS INC - INCLUDED ALL YEARS
                                THERATECH INC UTAH - INCLUDED FROM 1993 FORWARD

                                   PROPOSAL 2

      PROPOSAL TO ADOPT AMENDMENTS TO THE COMPANY'S 1991 STOCK OPTION PLAN

           The Company's 1991 Stock Option Plan (the "1991 Plan") was adopted by the Board of Directors on September 30, 1991 and was approved by the shareholders on December 16, 1991. The 1991 Plan was amended to increase the number of shares available under the Plan to an aggregate of 1,200,000 and 2,400,000 shares by the Stockholders at the February 1993 and June 1994 Annual Meetings of Stockholders, respectively. As a result of the reverse stock split on July 25, 1995, the number of shares available under the Plan is 240,000. As of April 25, 1997, no options had been exercised and options to purchase 214,100 shares held by 13 optionees were outstanding at a weighted average per share exercise price of $24.84 and 25,900 shares are available for future grants under the 1991 Plan.

PROPOSED AMENDMENTS

           On April 18, 1997, the Board of Directors unanimously adopted and recommended for submission to shareholders for their approval at the Meeting, amendments to the 1991 Plan (the "Amendments") to:

           (i) Increase the number of shares of Common Stock for which options may be granted under the 1991 Plan from 240,000 to 500,000 shares. The Board of Directors believes that, although the Company has not experienced difficulty in attracting and retaining personnel, the 1991 Plan has been instrumental in attracting and retaining employees, officers and consultants of outstanding ability and that this objective will be furthered by providing additional shares for future option grants; and

           (ii) Delete the sections in the 1991 Plan that provide that (i) each individual who becomes a Non-Employee Director shall on the date of the director's initial election and each election to the Board of Directors be granted an option to purchase 1,000 shares of Common Stock for each year of the term to which the director is elected or reelected at a price equal to 100% of the fair market value of the Common Stock on the date of election or reelection determined in accordance with the provision of the 1991 Plan; (ii) such options be for a term of 10 years, and (iii) such options vest in three equal installments on each of the first three anniversaries of the date of grant. These provisions had been required in order for such option grants to be exempt from the six-month short swing profit provisions of Section 16(b) of the Securities Exchange Act of 1934 (the "Act"). Recent amendments to Rule 16b-3 promulgated under the Act no longer require that the terms of such grants be specified in the Plan ("formula grants") in order for the exemption to be available. The Board of Directors believes that by deleting the provision for formula grants, the Company will have greater flexibility in granting options to Non-Employee Directors which will facilitate its attracting and retaining qualified Non-Employee Directors.

           The following is a description of the 1991 Plan:

Types of Grants and Awards
--------------------------

           The 1991 Plan permits the grant of options which may either be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or "non-qualified stock options" ("NQSOs"), which do not meet the requirements of Section 422 of the Code.

           Prior to giving effect to the proposed amendments, options to purchase 1,000 shares of Common Stock are to be automatically granted to each Non-Employee Director upon his or her election or reelection to the Board for each year of the term for which he or she is elected. The options vest as to 1,000 shares at the end of each year of such term. One of the proposed amendments to the 1991 Plan is to delete the provisions described in this paragraph.

Eligibility
-----------

           All employees (including officers), and directors of the Company and its subsidiaries, are eligible to be granted options under the 1991 Plan. The Company currently has approximately 110 employees.

Stock Subject to the 1991 Plan
------------------------------

           The total number of shares of Common Stock for which options may be granted under the 1991 Plan may not exceed 240,000, subject to possible adjustment in the future. One of the proposed amendments to the 1991 Plan is to increase the number of shares for which options may be granted under the 1991 Plan to 500,000. Any shares of Common Stock subject to any option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercised will again be available for grant under the 1991 Plan. The number of shares of Common Stock underlying that portion of options which are exercised will not again become available for grant under the Plan.

Administration
--------------

           The 1991 Plan is administered by a committee of the Board of Directors of not less than two Directors, each of whom must be a "Non-Employee Director" within the meaning of regulations promulgated by the Securities and Exchange Commission. The Board of Directors has designated the Compensation Committee of the Board consisting of Mrs. Wardell and Messrs. Arnegger and Bolling to administer the 1991 Plan. The Compensation Committee has the authority under the 1991 Plan to determine the terms of options granted under the 1991 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option, and the date or dates each option shall become exercisable.

Exercise Price
--------------

           The exercise price of an option granted under the 1991 Plan is determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Stock on the date an option is granted (110% of such fair market value in the case of ISOs granted to an optionee (a "Ten Percent Shareholder") who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.) The exercise price is payable at the time of exercise of the option in cash, previously acquired shares of Common Stock (valued at their fair market value on the date of exercise of the option) or a combination thereof, in the discretion of the Compensation Committee. The Compensation Committee may, in its discretion, permit payment of the exercise price of options by delivery of properly executed exercise notices, together with a copy of irrevocable instructions from the optionee to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

Terms and Conditions
--------------------

           As to options granted to employees:

               i. Options granted to employees may be granted for terms of up to but not exceeding ten years as determined by the Compensation Committee, provided that ISOs granted to a Ten Percent Shareholder may not be for a term of more than five years.

               ii. Shares covered by options may not be purchased within the one-year period after the date of grant, except as described in subparagraphs
(iii), (iv) and (v) below. Thereafter, options will become exercisable on such terms and at such times as the Compensation Committee shall determine. Options may not be exercised in an amount of less than 100 shares (except the remaining shares then covered by and purchasable under the option if less than 100 shares).

               iii. If an employee optionee's employment is terminated for any reason other than "retirement," "disability" or death, the option may be exercised at any time within three months thereafter to the extent shares were purchasable at the date of termination. However, in the event employment is terminated by the Company within three years after a "change in control" of the Company, the optionee at any time within three months after termination may exercise all or any part of the remaining unexercised potion of the option notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination. The term "change in control of the Company" means the acquisition of the beneficial ownership, directly or indirectly, of voting stock of the Company by any corporation, person or entity resulting in such corporation, person or entity owning 50% or more of such stock.

               iv. If an employee's employment is terminated by "disability" or "retirement," the remaining unexercised portion of the option may be exercised at any time within a twelve month period after such termination notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination.

               v. In the event of the death of an optionee while employed, the remaining unexercised potion of the option may be exercised notwithstanding that it had not yet become exercisable with respect to all or any part of such shares at the date of death. If death occurs during the three month period after termination of employment, or the twelve month period after termination by reason of retirement (three months in the case of termination by reason of retirement for employee optionees holding ISOs) or disability, the option may be exercised to the extent the optionee was entitled to do so at the date of death, giving effect to the provisions described in subparagraph (iii) and (iv) above. In each case, the option may be exercised by the optionee's legal representative or beneficiary during the period prescribed in the option agreement not exceeding twelve months after the date of death.

               vi. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by the holder's guardian or legal representative.

               vii. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

           As to options granted to Non-Employee Directors:

               i. Prior to giving effect to the proposed amendments, options granted to Non-Employee Directors are for a term of ten years; provided that shares may not be purchased within the one-year period after the date of grant, except as described in subparagraphs (ii), (iii) and (iv) below. Options granted to Non-Employee Directors elected for a full three year term become exercisable on each of the first three anniversaries of the date of grant to the extent of one-third of the number of shares originally subject to the option (adjusted for changes described under "Adjustment in Event of Capital Changes" below), except, in the case of termination of service on the Board or "Director Emeritus" (an honorary title granted by majority vote of the members of the Board then serving) status under the circumstances described in subparagraphs (ii), (iii) and (iv) below. Shares not purchased in any one exercise period may be purchased in any subsequent exercise period prior to the termination of the option. Options may not be exercised in an amount less than 100 shares (except the remaining shares then covered by and purchasable under the option if less than 100 shares). One of the proposed amendments to the 1991 Plan is to delete the provisions described in this paragraph (i).

               ii. If a Non-Employee Director optionee ceases to serve on the Board for any reason, other than "disability" or death without being designated as a "Director Emeritus," or a "Director Emeritus" ceases to retain such status otherwise than by reason of "disability" or death, the option may be exercised at any time within three months thereafter to the extent shares were purchasable at the date of termination. However, in the event service on the Board or "Director Emeritus" status is terminated by the Company within three years after a "change in control" of the Company, the non-employee director optionee at any time within three months after termination may exercise all or any part of the remaining unexercised portion of the option notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination. If a Non-Employee Director ceases to serve on the Board but is designated as a "Director Emeritus," the option will continue to be exercisable under the terms thereof while the Non-Employee Director retains such status.

               iii. If a Non-Employee Director optionee ceases to serve on the Board by reason of "disability" or becomes "disabled" while retaining the status of "Director Emeritus," the remaining unexercised portion of the option may be exercised at any time within a twelve month period after such termination notwithstanding that the option had not yet become exercisable with respect to all or any part of such shares at the date of termination.

               iv. In the event of the death of a Non-Employee Director optionee either while serving on the Board or retaining the status of "Director Emeritus," t he remaining unexercised portion of the option may be exercised notwithstanding that it had not yet become exercisable with respect to all or any part of such shares at the date of death. If death occurs during the three month period after termination of service on the Board without "Director Emeritus" status, or within the twelve month period after termination of service on the Board or of "Director Emeritus" status by reason of "disability," the option may be exercised to the extent the optionee was entitled to do so at the date of death, giving effect to the provisions described in subparagraphs (ii) and (iii) above. In each case, the option may be exercised by the optionee's legal representative or beneficiary during the twelve month period after the date of death.

               v. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by his guardian or legal representative.

               vi. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

Adjustment in the Event of Capital Changes
------------------------------------------

           The Board of Directors shall make appropriate adjustments in the number and kind of shares subject to the 1991 Plan, and in the number and kind of shares subject to, and the exercise price of, outstanding options in the event of any change in the Common Stock by reason of any stock dividend, stock split, stock combination, recapitalization, merger or reorganization in which the Company is the surviving corporation, or the like.

Plan Term and Amendments
------------------------

           No options may be granted under the 1991 Plan after September 30, 2001. The Board may amend, suspend or terminate the 1991 Plan or any portion thereof at any time and from time to time in such respects as it deems necessary or advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Company's shareholders make any alteration or amendment thereof which would (i) change the class of those eligible to receive options, (ii) increase the maximum number of shares for which options may be granted (except for anti-dilution adjustments) or (iii) materially increase the benefits to participants under the 1991 Plan.

           During the fiscal year ended December 31, 1996, options to purchase 21,500 shares of Common Stock were granted to employees of the Company who are not executive officers. Such options were granted at prices ranging from $2.37 to $2.44 per share, representing the fair market value of the Common Stock on the dates of grant. These options expire on various dates through April 26, 2006.

Federal Income Tax Treatment
----------------------------

           The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

           An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

           Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably.

           Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

           In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

           The Company's Board of Directors recommends a vote FOR this proposal.

Vote Required
-------------

           The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Meeting will be required to approve the amendments to the 1991 Plan.

                                  MISCELLANEOUS

Voting Requirements
-------------------

           Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1). The affirmative vote of the holders of a majority of the votes cast at the Meeting at which a quorum is present will be required to approve the amendments to the Company's 1991 Plan (Proposal 2). Abstentions and broker non-votes with respect to any matter are not considered cast with respect to that matter.

Independent Auditors
--------------------

           The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 1996 and for the year ending December 31, 1997. Representatives of Deloitte & Touche LLP, will not be present at the Meeting.

Stockholder Proposals
---------------------

          From time to time stockholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal offices, One Urban Centre, Suite 548, 4830 West Kennedy Blvd., Tampa, Florida 33609 by January 1, 1998. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

Additional Information
----------------------

          The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has engaged Morrow & Co., Inc. to solicit Proxies and has agreed to pay Morrow & Co., Inc. a fee of $4,000 plus their accountable expenses in connection with the solicitation. Proxies may also be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

Other Matters
-------------

          Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors


                                              MICHAEL D. PRICE
                                              Secretary


Tampa, Florida
May 2, 1997

                          BENTLEY PHARMACEUTICALS, INC.


                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 6, 1997
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby appoints, as proxies for the undersigned, James R. Murphy, Dr. Robert M. Stote and Michael D. Price and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Bentley Pharmaceuticals, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at The Princeton Club, 15 West 43rd Street, New York, New York 10036 on June 6, 1997, at 9:00 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

           Each properly executed proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specifications are made, the shares represented by this proxy will be voted "FOR" the listed nominees and "FOR" approval of the amendments to the Company's 1991 Plan.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Election of Directors:

FOR ALL NOMINEES     |_|            WITHHOLD AUTHORITY     |_|
                                    to vote for all nominees

                  Nominees: Ehud D. Laska and Michael D. Price

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name on the list above.)

Approval of the amendments to the Company's 1991 Stock Option Plan (the "1991 Plan") increasing the number of shares of Common Stock for which options may be granted under the 1991 Plan from 240,000 to 500,000 and eliminating the Non-Employee Director formula grants and certain provisions relating thereto currently set forth in the 1991 Plan.

FOR     |_|                    AGAINST     |_|                  ABSTAIN     |_|

                                             NOTE:  Please  date and  sign  your
                                             name or names  exactly as set forth
                                             hereon.  If  signing  as  attorney,
                                             executor, administrator, trustee or
                                             guardian,   please   indicate   the
                                             capacity  in which you are  acting.
                                             Proxies by  corporations  should be
                                             signed by a duly authorized officer
                                             and should bear the corporate seal.

                                             Dated: _____________________, 1997

                                             __________________________________

                                             __________________________________
                                                 Signature of Stockholder(s)

                                             __________________________________
                                                      Print Name(s)


Please Sign and Return the Proxy Promptly in the Enclosed Envelope.